                                                                   EXHIBIT 10.32

                      GUARANTY BY CORPORATION

                                    WAYCROSS       ,  GEORGIA
                                      (County)             (State)

                                         December 30, 1993

     For the good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce THE PATTERSON BANK
(herein, with its participants, successors and assigns, called "Bank"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of WAYCROSS AND WARE COUNTY DEVELOPMENT AUTHORITY (herein called "Borrower") or to engage in any other transactions with Borrower, the undersigned hereby absolutely and unconditionally guarantees to the Bank the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. If this [ ] is checked, the undersigned guarantees to Bank the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Bank (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness").

     B. If this [ ] is checked, the undersigned guarantees to Bank the payment and performance of the debt, liability or obligation of Borrower to Bank evidenced by or arising out of the following:
          ADJUSTABLE RATE INSTALLMENT PROMISSORY NOTE DATED 12/30/93 IN THE PRINCIPAL SUM OF $613,727.63 and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

     The undersigned further acknowledges and agrees with Bank that:

     1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

     2. If paragraph A is checked, this is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked prospectively as to future transactions, by written notice actually received by the Bank, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Bank, or as to any renewals, extensions and refinancings thereof. The undersigned represents and warrants to the Bank that the undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting in the creation of Indebtedness guaranteed hereby, and that this guaranty is given for a corporate purpose. The undersigned agrees to rely exclusively on the right to revoke this guaranty prospectively as to future transactions, in accordance with this paragraph, if at any time, in the opinion of the directors or officers of the undersigned, the corporate benefits then being received by the undersigned in connection with this guaranty are not sufficient to warrant the continuance of this guaranty as to future Indebtedness. Accordingly, so long as this guaranty is not revoked prospectively in accordance with this paragraph, the Bank may rely conclusively on a continuing warranty, hereby made, that the undersigned continues to be benefited by this guaranty and the Bank shall have no duty to inquire into or confirm the receipt of any such benefits, and this guaranty shall be effective and enforceable by the Bank without regard to the receipt, nature or value of any such benefits.

     3. If the undersigned shall be dissolved or shall be or become insolvent (however defined) then the Bank shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to the Bank, the full amount of all Indebtedness whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the undersigned hereunder shall be limited to a principal amount of $________________ (if unlimited or if no amount is stated, the undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the undersigned hereunder. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the undersigned hereunder. If the liability of the undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Bank, advising the Bank that such payment is made under this guaranty for such purpose.

     5. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

     6. The undersigned will pay or reimburse the Bank for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON THE REVERSE SIDE HEREOF, ALL OF WHICH ARE MADE A PART HEREOF.

     This guaranty is [ ] unsecured; [ ] secured by a mortgage or security agreement dated _______________; [ ] secured by.
     IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned the day and year first above written

                             GENERAL MANUFACTURED HOUSING, INC.

                             /S/ LANNIS L. THOMAS      PRESIDENT
                             PRESIDENT                  (TITLE)



       /S/ [ILLEGIBLE]                SECRETARY                  (TITLE)

SAM P. SCOTT                          The Patterson Bank                     WAYCROSS AND WARE COUNTY DEVELOPMENT
800 S. FLETCHER BLVD.                 P.O. Box 218                           AUTHORITY
FERNANDINA BEACH, FL  32034           Waycross, Georgia  31502               P.O. BOX 137
                                                                             WAYCROSS, GA  31502
GUARANTOR'S NAME AND ADDRESS          LENDER'S NAME AND ADDRESS
"I" includes each guarantor above,    "You" means the Lender,
jointly and severally.                 its successors                       BORROWER'S NAME AND ADDRESS
                                       and assigns.                           "Borrower" means each person above.


                                         GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as defined herein) when due (whether at maturity or upon acceleration):

PRESENT DEBT GUARANTY
[X] I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancings and modifications) of the borrower: LOAN DATED 12/30/93 TO WAYCROSS AND WARE COUNTY
DEVELOPMENT AUTHORITY IN THE PRINCIPAL AMOUNT OF $613,727.63

PRESENT AND FUTURE DEBT GUARANTY
[ ] I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you including, but not limited to, the following described debt(s):

[ ] I absolutely and unconditionally guarantee to you the
payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future
owe you, up to the principal amount of $                      plus
accrued interest, attorneys' fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt. You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms "I," "we," and "my" mean all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.

The term "debt" means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower meets your standard of creditworthiness based on the borrower's own assets and income without the addition of a guaranty, or to which, although you require the addition of a guaranty, the borrower chooses someone other than me to guaranty the obligation.

APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be effective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement.

REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower's present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.

Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.

OBLIGATIONS INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower's debt. My obligation to pay according to the terms of this guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the borrower.

I will remain obligated to pay on this guaranty even if any other person who is obligated to pay the borrower's debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower's indebtedness due to borrower's discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower's debt, whether or not the liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, interest, attorneys' fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a stated principal amount (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, or amounts received from any other source, without affecting my obligations under this agreement.

No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval:
(1) release any borrower or other person who may be liable for borrower's debt, (2) release or substitute any collateral, (3) fail to perfect any security interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower or other person who may be liable for borrower's debt,
(5) settle or compromise any claim against the borrower or any person who may be liable for the borrower's debt, (6) procure any additional security or persons who agree to be liable for borrower's debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election with respect to the debt provided by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have with respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower's debt on any terms agreed to by you and the borrower (including, but not limited to, changes in the interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.

WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower's debt as allowed by this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure (or repossession) and sale of any collateral without regard to whether borrower's obligation to pay such deficiency is discharged by law. If any payments on the debt are set aside, recovered or required to be returned in the event of the insolvency, bankruptcy or reorganization of the borrower, my obligations under this agreement will continue as if such payments had never been made.

I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation, exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other party obligated for borrower's debts, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower's debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent, or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable.

COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement, including attorneys' fees and court costs.

SECURITY - This guaranty is <square> unsecured   <square> secured
by
       .



NOTICE TO COSIGNER

You are being asked to guarantee the debts described above. If you are making a "Present and Future Debt
Guaranty" as identified above, you are being asked to guarantee PRESENT as well as FUTURE debts of the borrower entered into with this lender. Think carefully before you do. If the borrower doesn't pay these debts, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of these debts if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

The lender can collect these debts from you without first trying to collect from the borrower. The lender can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing you wages, etc. If these debts are ever in default, that fact may become part of your credit record.

In witness whereof, I have signed my name and affixed my seal on this 30 day of DECEMBER, 1993, and, by doing so, agree to the terms of this guaranty and acknowledge having read the Notice to Consigner.

/s/ Sam P. Scott                               (seal)
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SAM P. SCOTT
                                                (seal)
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                                                (seal)
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